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                                2,012,500 Shares

                          UNIVERSAL DISPLAY CORPORATION


                             Shares of Common Stock
                                ($.01 par value)

                            PLACEMENT AGENT AGREEMENT

                                                                 August 22, 2003


SG COWEN SECURITIES CORPORATION
1221 Avenue of the Americas
New York, New York 10020

Dear Sirs:

         UNIVERSAL DISPLAY CORPORATION, a Pennsylvania corporation (the "Company"), proposes to sell to the Purchasers, pursuant to the terms of this Placement Agent Agreement (this "Agreement") and Subscription Agreements in the form of Exhibit A attached hereto (the "Subscription Agreements") entered into with the Purchasers identified therein (each a "Purchaser" and, collectively, the "Purchasers"), an aggregate of 2,012,500 shares of Common Stock, $.01 par value (the "Common Stock"), of the Company. The aggregate of 2,012,500 shares so proposed to be sold is hereinafter referred to as the "Stock." The Company hereby confirms its agreement with SG Cowen Securities Corporation ("SG Cowen") as follows (certain terms used herein are defined in Section 13 hereof):

1. AGREEMENT TO ACT AS PLACEMENT AGENT; PLACEMENT OF SECURITIES. On the basis of the representations, warranties and agreements of the Company herein contained, and subject to all the terms and conditions of this Agreement:

         (a) The Company hereby authorizes SG Cowen to act as its exclusive agent (in such capacity, the "Placement Agent") to solicit offers for the purchase of all or part of the Stock from the Company in connection with the proposed offering of the Stock (the "Offering"). Prior to the earlier of (i) the date on which this Agreement is terminated and (ii) the date on which the Offering is consummated, the Company shall not, without the prior consent of the Placement Agent, solicit or accept offers to purchase Stock (other than pursuant to the exercise of options or warrants to purchase shares of Common Stock that are outstanding at the date hereof) otherwise than through the Placement Agent.


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         (b) The Placement Agent agrees, as agent of the Company, to use its best commercially practicable efforts to solicit offers to purchase the Stock from the Company on the terms and subject to the conditions set forth in the Base Prospectus (as defined below) and the Prospectus Supplement (as defined below). The Placement Agent shall use its best commercially practicable efforts to assist the Company in obtaining performance by each Purchaser whose offer to purchase Stock has been solicited by the Placement Agent and accepted by the Company (each a "Purchaser" and, collectively, the "Purchasers"), but the Placement Agent shall not, except as otherwise provided in this Agreement, be obligated to disclose the identity of any potential purchaser or have any liability to the Company in the event any such purchase is not consummated for any reason. Under no circumstances will the Placement Agent be obligated to purchase any Stock for its own account and, in soliciting purchases of Stock, the Placement Agent shall act solely as the Company's agent and not as principal. Notwithstanding the foregoing and except as otherwise provided in Section 1(c), it is understood and agreed that the Placement Agent (or its affiliates) may, solely at its discretion and without any obligation to do so, purchase Stock as principal so long as the fact that the Placement Agent (or its affiliate) is a Purchaser is disclosed to the Company and the Company approves such purchase of Stock in accordance with Section 1(c).

         (c) Subject to the provisions of this Section 1, offers for the purchase of Stock may be solicited by the Placement Agent as agent for the Company at such times and in such amounts as the Placement Agent deems advisable. The Placement Agent shall communicate to the Company, orally or in writing, each reasonable offer to purchase Stock received by it as agent of the Company. The Company shall have the sole right to accept offers to purchase the Stock and may reject any such offer, in whole or in part. The Placement Agent shall have the right, in its discretion reasonably exercised, without notice to the Company, to reject any offer to purchase Stock received by it, in whole or in part, and any such rejection shall not be deemed a breach of its agreement contained herein.

         (d) The purchases of the Stock by the Purchasers shall be evidenced by the execution of the Subscription Agreements.

         (e) As compensation for services rendered, on the Closing Date (as defined below) the Company shall pay to the Placement Agent by wire transfer of immediately available funds to an account or accounts designated by the Placement Agent, an amount equal to six percent (6%) of the gross proceeds received by the Company from the sale of the Stock. In addition, on the Closing Date (as defined below) the Company will issue to SG Cowen a warrant (the "Placement Agent's Warrant"), in the form of Exhibit B attached hereto, to purchase up to the number of shares of Common Stock equal to two and one-half percent (2.5%) of the aggregate number of shares of Stock sold in the Offering. The Placement Agent's Warrant will not be exercisable for one year following the date on which it is issued, will have a term of five years and will be exercisable at a price per share equal to the price to the public of the Stock in the Offering. The shares of Common Stock issuable to SG Cowen upon exercise of the Placement Agent's Warrant are referred to herein as the "Warrant Stock."


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         (f) No Stock which the Company has agreed to sell pursuant to this
         Agreement shall be deemed to have been purchased and paid for, or sold by the Company, until such Stock shall have been delivered to the Purchaser thereof against payment by such Purchaser. If the Company shall default in its obligations to deliver Stock to a Purchaser whose offer it has accepted, and from which it has received payment for such Stock, the Company shall indemnify and hold the Placement Agent harmless against any loss, claim or damage arising from or as a result of such default by the Company.

2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND ITS SUBSIDIARY. The Company and its subsidiary represent and warrant to, and agree with, the Placement Agent and the Purchasers that:

         (a) The Company meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the "Securities Act"), and has filed with the Securities and Exchange Commission (the "Commission") a registration statement on such Form (Registration File No. 333-88950), which became effective as of July 10, 2002, for the registration under the Securities Act of the Stock for the transactions described therein, including the Offering. Such registration statement meets the requirements set forth in Rule 415(a)(1)(x) under the Securities Act and complies in all other material respects with said Rule. The Company will file with the Commission pursuant to Rule 424(b) under the Securities Act, a supplement to the form of prospectus included in such registration statement relating to the Offering and has advised the Placement Agent of all further information (financial and other) with respect to the Company to be set forth in such supplement. Such registration statement, including the exhibits thereto, as amended at the date of this Agreement, is hereinafter called the "Registration Statement;" such prospectus in the form in which it appears in the Registration Statement is hereinafter called the "Base Prospectus;" and the supplemented form of prospectus, in the form in which it will be filed with the Commission pursuant to Rule 424(b) under the Securities Act and the rules and regulations of the Commission promulgated thereunder (the "Rules and Regulations") (including the Base Prospectus as so supplemented) is hereinafter called the "Prospectus Supplement." Any reference herein to the Registration Statement, the Base Prospectus or the Prospectus Supplement shall be deemed to refer to and include the documents incorporated by reference therein (the "Incorporated Documents") pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the date of this Agreement, or the issue date of the Base Prospectus or the Prospectus Supplement, as the case may be; and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, the Base Prospectus or the Prospectus Supplement shall be deemed to refer to and include the filing by the Company of any document under the Exchange Act after the date of this Agreement, or the issue date of the Base Prospectus or the Prospectus Supplement, as the case may be, on or before the Closing Date (as defined below), incorporated or deemed to be incorporated therein by reference. All references in this Agreement to financial statements and schedules and other information which is "contained," "included," "described," "set forth" or "stated" in the Registration Statement, the Base Prospectus or the Prospectus Supplement (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement, the Base Prospectus or the Prospectus Supplement, as the case may be. No stop order suspending the effectiveness of the Registration Statement or the use of the Base Prospectus or the Prospectus Supplement has been issued, and no proceeding for any such purpose is pending or has been initiated or, to the Company's knowledge, is threatened by the Commission.



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         (b) The Registration Statement, as amended to date, contains all exhibits and schedules as required by the Securities Act. Each of the Registration Statement and any post-effective amendment thereto, at the time it became effective, complied in all material respects with the Securities Act and the Exchange Act and the applicable Rules and Regulations and did not and, as amended or supplemented, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Base Prospectus and the Prospectus Supplement, as of its respective date, comply in all material respects with the Securities Act and the Exchange Act and the applicable Rules and Regulations. The Base Prospectus and the Prospectus Supplement, taken as a whole, as amended or supplemented, will not contain as of the date of the Prospectus Supplement and the Closing Date, any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Incorporated Documents, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the applicable rules and regulations promulgated thereunder, and none of such documents, when they were filed with the Commission, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Base Prospectus or Prospectus Supplement prior to the consummation of the Offering, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and the applicable rules and regulations promulgated thereunder, as applicable, and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, the Company makes no representations or warranties as to information, if any, contained in or omitted from the Prospectus Supplement or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Placement Agent specifically for use in the Registration Statement or the Prospectus Supplement. No post-effective amendment to the Registration Statement reflecting any facts or events arising after the date of this Agreement and prior to the Closing Date which represent, individually or in the aggregate, a fundamental change in the information set forth therein is required to be filed with the Commission.



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         (c) The Company has delivered, or will as promptly as practicable deliver, to the Placement Agent complete conformed copies of the Registration Statement and of each consent and certificate of experts filed as a part thereof, and conformed copies of the Registration Statement (without exhibits) and the Base Prospectus and the Prospectus Supplement, as amended or supplemented, in such quantities and at such places as the Placement Agent reasonably requests. The Company has not distributed and will not distribute, prior to the completion of the distribution of the Stock, any offering material in connection with the offering and sale of the Stock other than the Base Prospectus and the Prospectus Supplement or the Registration Statement and copies of the documents incorporated by reference therein.

         (d) The Company and its subsidiary have been duly organized and are validly existing as corporations or other legal entities in good standing (or the equivalent thereof, if any) under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing (or the equivalent thereof, if any) as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified and in good standing or have such power or authority would not have, singularly or in the aggregate, a material adverse effect on the condition (financial or otherwise), results of operations, business, properties or prospects of the Company and its subsidiary taken as a whole (a "Material Adverse Effect").

         (e) The Stock to be issued and sold by the Company hereunder has been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and nonassessable and free of any preemptive or similar rights (except those that have been waived by the holder thereof) and will conform to the description thereof contained in the Base Prospectus and the Prospectus Supplement.

         (f) The Company has an authorized capitalization as set forth in the Base Prospectus and the Prospectus Supplement, all of the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Base Prospectus and the Prospectus Supplement and, except as set forth in the Base Prospectus and the Prospectus Supplement, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of, or ownership interests in, the Company are outstanding.



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         (g) All the outstanding shares of capital stock of the subsidiary of the Company have been duly authorized and validly issued, are fully paid and nonassessable and, except to the extent set forth in the Base Prospectus and the Prospectus Supplement, are owned directly by the Company, free and clear of any claim, lien, encumbrance, security interest, restriction upon voting or transfer or any other claim of any third party.

         (h) The Company has the full right, power and authority to enter into this Agreement and each of the Subscription Agreements and to perform and to discharge its obligations hereunder and thereunder; and each of this Agreement and each of the Subscription Agreements has been duly authorized, executed and delivered by the Company, and constitutes a valid and binding obligation of the Company enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general principles, and except to the extent that the indemnification and contribution provisions of
         Section 7 hereof may be limited by federal or state securities laws and public policy considerations in respect thereof.

         (i) The Company has the full right, power and authority to enter into the Placement Agent's Warrant and to perform and discharge its obligations thereunder. The Placement Agent's Warrant has been duly and validly authorized by the Company and upon delivery to the Placement Agent upon the Closing Date will be duly issued and constitute a legal, valid and binding obligation of the Company. The Warrant Stock has been duly authorized and reserved for issuance upon the exercise of the Placement Agent's Warrant and when issued in accordance with the terms of the Placement Agent's Warrant upon payment of the exercise price therefor will be validly issued, fully paid and nonassessable.

         (j) The execution, delivery and performance of this Agreement and the Placement Agent's Warrant by the Company and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or its subsidiary is a party or by which the Company or its subsidiary is bound or to which any of the property or assets of the Company or its subsidiary is subject, except for such breach, violation or default which would not reasonably be likely to have a Material Adverse Effect, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or its subsidiary or any material violation of any statute, law, rule or regulation or any judgment, order or decree of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiary or any of their properties or assets.

         (k) There is no franchise, contract, lease, instrument or other document of a character required by the Securities Act or the Rules and Regulations to be described in the Base Prospectus and the Prospectus Supplement, or to be filed as an exhibit to the Registration Statement, which is not described or filed as required; and all statements summarizing any such franchises, contracts, leases, instruments or other documents or legal matters contained in the Registration Statement are accurate and complete in all material respects.



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         (l) All existing minute books of the Company and its subsidiary, including all existing records of all meetings and actions of the board of directors (including, Audit, Compensation and Nomination/Corporate Governance Committees) and stockholders of the Company through the date of the latest meeting and action (collectively, the "Corporate Records") have been made available to the Placement Agent and counsel for the Placement Agent. All such Corporate Records are complete and accurately reflect, in all material respects, all transactions referred to in such Corporate Records. There are no material transactions, agreements or other actions that have been consummated by the Company that are not properly approved and/or recorded in the Corporate Records.

         (m) No consent, approval, authorization, filing with or order of or registration with, any court or governmental agency or body is required in connection with the transactions contemplated herein or in the Placement Agent's Warrant, except such as have been obtained or made under the Securities Act or the Exchange Act and such as may be required under the securities, or blue sky, laws of any jurisdiction in connection with the offer and sale of the Stock and the Warrant Stock by the Company in the manner contemplated herein and in the Base Prospectus and the Prospectus Supplement.

         (n) Except as described in the Base Prospectus or the Prospectus Supplement, no person or entity has the right to require registration of shares of Common Stock or other securities of the Company because of the filing or effectiveness of the Registration Statement or otherwise, except for persons and entities who have expressly waived such right or who have been given proper notice and have failed to exercise such right within the time or times required under the terms and conditions of such right, and except as described in the Base Prospectus or the Prospectus Supplement, the Company is not required under the terms and conditions of any existing agreement to which the Company is a party or otherwise bound to file any registration statement for the registration of any securities of any person or register any such securities pursuant to any other registration statement filed by the Company under the Securities Act for a period of at least 180 days after the date hereof.

         (o) The financial statements with the related notes and schedules of the Company included in the Base Prospectus, the Prospectus Supplement or the Registration Statement, present fairly the financial condition, results of operations and cash flows of the Company as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Securities Act and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved.

         (p) Except as set forth in the Base Prospectus and the Prospectus Supplement, there is no legal or governmental proceeding pending to which the Company or its subsidiary is a party or of which any property or assets of the Company or its subsidiary is the subject which, singularly or in the aggregate, if determined adversely to the Company or its subsidiary, would be likely to have a Material Adverse Effect or would prevent or adversely affect the ability of the Company to perform its obligations under this Agreement or the Placement Agent's Warrant; and to the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.



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         (q) The Company and its subsidiary have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real or personal property which are material to the business of the Company and its subsidiary taken as a whole, in each case free and clear of all liens, encumbrances, claims and defects that would be likely to result in a Material Adverse Effect.

         (r) Neither the Company nor its subsidiary is (i) in violation of any provision of its charter or bylaws, (ii) is in default in any respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant, or condition of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject, or (iii) is in violation in any respect of any statute, law, rule, regulation, ordinance, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company, its subsidiary or any of its properties, as applicable, except, with respect to clauses (ii) and (iii), any violations or defaults which, singularly or in the aggregate, would not have a Material Adverse Effect.

         (s) Except as described in the Base Prospectus or the Prospectus Supplement, the contracts described in the Company's regular reports on Forms 10-K, 10-Q, and 8-K as filed by the Company with the Commission or incorporated by reference therein that are material to the Company are in full force and effect on the date hereof, and neither the Company nor, to the Company's knowledge, any other party to such contracts is in breach of or default under any of such contracts which would have a Material Adverse Effect.

         (t) No labor problem or dispute with the employees of the Company exists or, to the Company's knowledge, is threatened or imminent, which would be likely to have a Material Adverse Effect. The Company is not aware that any key employee or significant group of employees of the Company or any subsidiary plans to terminate employment with the Company or any such subsidiary.

         (u) Each of the Company and its subsidiary has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of the United States Employee Retirement Income Security Act of 1974 ("ERISA") and the regulations and published interpretations thereunder with respect to each "plan" (as defined in Section 3(3) of ERISA and such regulations and published interpretations) in which employees of the Company and its subsidiary are eligible to participate and each such plan is in compliance in all material respects with the presently applicable provisions of ERISA and such regulations and published interpretations. No "prohibited transaction" (as defined in Section 406 of ERISA, or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the "Code")) has occurred with respect to any employee benefit plan which would be likely to have a Material Adverse Effect. The Company and its subsidiary have not incurred any unpaid liability to the Pension Benefit Guaranty Corporation (other than for the payment of premiums in the ordinary course) or to any such plan under Title IV of ERISA. Each "pension plan" (as defined in ERISA) for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which could cause the loss of such qualification.



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         (v) The Company and its subsidiary are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company reasonably believes are prudent and customary in the businesses in which they are engaged; all policies of insurance and fidelity or surety bonds insuring the Company and its subsidiary and their businesses, assets, employees, officers and directors are in full force and effect; the Company and its subsidiary are in compliance with the terms of such policies and instruments in all material respects; and there are no claims by the Company or its subsidiary under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; neither the Company nor its subsidiary has been refused any insurance coverage sought or applied for; and neither the Company nor its subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect, except as set forth in the Base Prospectus or the Prospectus Supplement.

         (w) Each of the Company and its subsidiary has made all filings, applications and submissions required by, and possesses all approvals, licenses, certificates, certifications, clearances, consents, exemptions, orders, permits and other authorizations required to be issued by, the appropriate federal, state or foreign regulatory authorities in order for the Company and the subsidiary to conduct their businesses (collectively, "Permits"), except for such Permits which the failure to obtain would not have a Material Adverse Effect, and is in compliance in all material respects with the terms and conditions of all such Permits; all of such Permits held by the Company and its subsidiary are valid and in full force and effect; there is no pending or, to the knowledge of the Company, threatened action, suit, claim or proceeding which may cause any such Permit to be limited, revoked, cancelled, suspended, modified or not renewed and neither the Company nor its subsidiary has received any notice of proceedings relating to the limitation, revocation, cancellation, suspension, modification or non-renewal of any such Permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated by the Prospectus.



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         (x) KPMG LLP, who have certified certain financial statements of the
         Company and delivered their report with respect to the audited consolidated financial statements and schedules included in the Base Prospectus, the Prospectus Supplement or the Registration Statement, or incorporated by reference therein, are independent public accountants with respect to the Company within the meaning of the Securities Act and the Rules and Regulations.

         (y) The Company and its subsidiary have filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a Material Adverse Effect, except as set forth in the Base Prospectus and the Prospectus Supplement) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not have a Material Adverse Effect, except as set forth in the Base Prospectus and the Prospectus Supplement.

         (z) There is and has been no failure on the part of the Company or any of the Company's directors or officers, in their capacities as such, to comply in all material respects with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the "Sarbanes-Oxley Act"), including Section 402 related to loans and Sections 302 and 906 related to certifications.

         (aa) The Company and its subsidiary maintain a system of internal accounting controls that the Company reasonably believes are sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability of assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

         (bb) Neither the Company nor its subsidiary nor any of their officers or directors, or to the Company's knowledge, any of their affiliates (as such term is defined in Rule 405 under the Securities Act), has taken or will take, directly or indirectly, any action designed or intended to stabilize or manipulate the price of any security of the Company, or which caused or resulted in, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any security of the Company.

         (cc) Each of the Company and its subsidiary (i) is in compliance in all material respects with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) has received and is in compliance in all material respects with all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and (iii) has not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability would not, individually or in the aggregate, have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated by the Base Prospectus and the Prospectus Supplement. The Company has not been named as a "potentially responsible party" under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

         (dd) To the extent appropriate in the ordinary course of its business, the Company periodically reviews the effect of Environmental Laws on the business, operations and properties of the Company and its subsidiary, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated by the Base Prospectus or the Prospectus Supplement.

         (ee) The Company and its subsidiary own, possess, license or have other rights to use all foreign and domestic patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, Internet domain names, know-how and other intellectual property (collectively, the "Intellectual Property") material to the conduct of the Company's business as now conducted or as proposed in the Base Prospectus or the Prospectus Supplement to be conducted. Except as set forth in the Base Prospectus and the Prospectus Supplement, (a) there are no rights of third parties to any such Intellectual Property; (b) to the Company's knowledge, there is no infringement by third parties of any such Intellectual Property; (c) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others challenging the Company's and its subsidiary's rights in or to any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (d) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property; (e) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others that the Company and its subsidiary infringe or otherwise violate any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any other fact which would form a reasonable basis for any such claim; (f) to the Company's knowledge, there is no third-party U.S. patent or published U.S. patent application which contains claims for which an Interference Proceeding could be commenced against any patent or patent application described in the Base Prospectus or the Prospectus Supplement as being owned by or licensed to the Company; and (g) the Company and its subsidiary have taken all steps reasonably determined by the Company to be necessary to perfect its ownership of the Intellectual Property.

         (ff) The Company has established and administers compliance practices applicable to the Company, to assist the Company and the directors, officers and employees of the Company in complying with applicable regulatory guidelines (which, for the purposes of this Section 2(ff), shall not be deemed to include the guidelines of the Commission).

         (gg) Neither the Company nor its subsidiary has failed to file with the applicable regulatory authorities any material required filing, declaration, listing, registration, report or submission; all such filings, declarations, listings, registrations, reports or submissions were in compliance in all material respects with applicable laws when filed and no deficiencies have been asserted by any applicable regulatory authority (which, for the purposes of this Section 2(gg), shall not be deemed to include the Commission) with respect to any such filings, declarations, listings, registrations, reports or submissions.

         (hh) No relationship, direct or indirect, exists between or among the Company on the one hand and the directors, officers, stockholders, customers or suppliers of the Company on the other hand which is required to be described in the Base Prospectus and the Prospectus Supplement and which is not so described.

         (ii) Neither the Company nor its subsidiary is or, after giving effect to the offering and sale of the Stock and the application of the proceeds thereof as described in the Base Prospectus and the Prospectus Supplement, will become an "investment company" as defined in the Investment Company Act of 1940, as amended.

         (jj) The Company meets the pre-1992 eligibility requirements for the use of a Registration Statement on Form S-3 in connection with the Offering(s) contemplated thereby and hereby (the pre-1992 eligibility requirements for the use of the Registration Statement on Form S-3 include (i) having a non-affiliate, public common equity float of at least $150 million or a non-affiliate, public common equity float of at least $100 million and annual trading volume of at least three million shares and (ii) having been subject to the Exchange Act reporting requirements for a period of 36 months).

         (kk) Neither the Company nor its subsidiary is a party to any contract, agreement or understanding with any person that would give rise to a valid claim against the Company or the Placement Agent for a brokerage commission, finder's fee or like payment in connection with the offering and sale of the Stock.

         (ll) Neither the Company nor its subsidiary has sustained, since the date of the latest audited financial statements included in the Base Prospectus, the Prospectus Supplement or the Registration Statement, or incorporated by reference therein, any material loss or interference with its business from fire, explosion, flood, terrorist act or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in or contemplated by the Base Prospectus and the Prospectus Supplement; and, since such date, there has not been any change in the capital stock or long-term debt of the Company or any Material Adverse Effect, or any development involving a prospective Material Adverse Effect, otherwise than as set forth or contemplated by the Base Prospectus and the Prospectus Supplement.

         Any certificate signed by any officer of the Company and delivered to the Placement Agent or counsel for the Placement Agent in connection with the offering of the Stock shall be deemed a representation and warranty by the Company and its subsidiary, as to the matters covered thereby, to the Placement Agent and the Purchasers.

3. THE CLOSING. The time and date of closing and delivery of the documents required to be delivered to the Placement Agent pursuant to Section 6 hereof shall be at 10:00 A.M., New York time, on August 28, 2003 (the "Closing Date") at the office of Morgan, Lewis & Bockius LLP, counsel for the Company, at 1701 Market Street, Philadelphia, PA 19013.

4. FURTHER AGREEMENTS OF THE COMPANY. The Company agrees with the Placement Agent and the Purchasers:

         (a) (i) to make no further amendment or supplement prior to the Closing Date to the Registration Statement or any amendment or supplement to the Prospectus Supplement, which shall be reasonably disapproved by the Placement Agent in good faith promptly after reasonable notice thereof;
         (ii) for so long as the delivery of a prospectus is required in connection with the offering or sale of the Stock, to advise the Placement Agent promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus Supplement or any amended Prospectus Supplement has been filed and to furnish the Placement Agent with copies thereof; (iii) to use its best commercially practicable efforts to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 15 or 15(d) of the Exchange Act subsequent to the date of the Prospectus Supplement and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Stock; (iv) to advise the Placement Agent, promptly after it receives notices thereof, (x) of any request by the Commission to amend the Registration Statement or to amend or supplement the Prospectus Supplement or for additional information relating thereto and (y) of the issuance by the Commission, of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or any order directed at any Incorporated Document or any amendment or supplement thereto or any order preventing or suspending the use of the Base Prospectus or the Prospectus Supplement or any amendment or supplement thereto, of the suspension of the qualification of the Stock for offering or sale in any jurisdiction, of the institution or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus Supplement or for additional information relating thereto; and, (v) in the event of the issuance of any stop order or of any order preventing or suspending the use of the Base Prospectus or Prospectus Supplement or suspending any such qualification, promptly to use its best commercially practicable efforts to obtain the withdrawal of such order.

         (b) To comply with the Securities Act and the Exchange Act, and the Rules and Regulations thereunder, so as to permit the completion of the distribution of the Stock as contemplated in this Agreement and the Prospectus Supplement. If during the period in which a prospectus is required by law to be delivered by a Placement Agent or a dealer in connection with the distribution of Stock contemplated by the Prospectus Supplement, any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of the Placement Agent or counsel for the Placement Agent, it becomes necessary to amend or supplement the Prospectus Supplement in order to make the statements therein, in the light of the circumstances existing at the time the Prospectus Supplement is delivered to a purchaser, not misleading, or, if it is necessary at any time to amend or supplement the Prospectus Supplement to comply with any law, the Company promptly will prepare and file with the Commission, and furnish at its own expense to the Placement Agent and to such dealers, an appropriate amendment to the Registration Statement or supplement to the Prospectus Supplement so that the Prospectus Supplement as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus Supplement will comply with such law. Before amending the Registration Statement or supplementing the Base Prospectus in connection with the Offering, the Company will furnish the Placement Agent with a copy of such proposed amendment or supplement and will not file such amendment or supplement to which the Placement Agent reasonably objects.

         (c) To furnish promptly to the Placement Agent and to counsel for the Placement Agent, upon request, a copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith.

         (d) To deliver promptly to the Placement Agent such number of the following documents as the Placement Agent shall reasonably request:
         (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits), (ii) the Base Prospectus, (iii) the Prospectus Supplement (not later than 10:00 A.M., New York time, on the second Business Day following the execution and delivery of this Agreement) and any amendment or supplement thereto (not later than 10:00 A.M., New York City time, on the Business Day following the date of such amendment or supplement); and (iv) any document incorporated by reference in the Base Prospectus or Prospectus Supplement. The Company will pay the expenses of printing or other production of all documents relating to the Offering.

         (e) To make generally available to its stockholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities Act), an earnings statement of the Company (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158).

         (f) To promptly take from time to time such actions as the Placement Agent may reasonably request to qualify the Stock for offering and sale under the securities, or blue sky, laws of such jurisdictions as the Placement Agent may designate and to continue such qualifications in effect for so long as required for the distribution of the Stock and will pay the fee, if any, of the National Association of Securities Dealers, Inc. ("NASD") in connection with its review of the Offering. The Company shall not be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified, to submit to taxation in any jurisdiction or to file a general consent to service of process in any jurisdiction.

         (g) Not to directly or indirectly offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock for a period of 90 days from the date of the Prospectus Supplement without the prior written consent of SG Cowen, other than the Company's sale of the Stock and the issuance of the Placement Agent's Warrant hereunder and the issuance of shares or options to purchase shares pursuant to qualified stock option plans, currently outstanding options, warrants or rights. The Company will cause each of its executive officers and directors and the stockholders listed on Exhibit C hereto to furnish to the Placement Agent, prior to the Closing Date, a letter, substantially in the form of Exhibit D hereto, pursuant to which each such person shall agree not to directly or indirectly offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock for a period of 90 days from the date of the Prospectus Supplement, without the prior written consent of SG Cowen.

         (h) Prior to the Closing Date, to furnish to the Placement Agent, as soon as they have been prepared, copies of any unaudited interim consolidated financial statements of the Company for any periods subsequent to the periods covered by the financial statements appearing or incorporated by reference in the Base Prospectus, the Prospectus Supplement or the Registration Statement.

         (i) Prior to the Closing Date, not to issue any press release or other communication directly or indirectly or hold any press conference with respect to the Company, its condition, financial or otherwise, or earnings, business affairs or business prospects (except for routine oral marketing communications in the ordinary course of business and consistent with the past practices of the Company and of which the Placement Agent is notified), without the prior written consent of the Placement Agent, unless in the judgment of the Company and its counsel, and after notification to the Placement Agent, such press release or communication is required by law.

         (j) To apply the net proceeds from the sale of the Stock as set forth in the Prospectus Supplement under the heading "Use of Proceeds". (k) To engage and maintain, at its expense, a registrar and transfer agent for the Stock.

         (l) To supply the Placement Agent with copies of all correspondence to and from, and all documents issued to and by, the Commission in connection with the registration of the Stock under the Securities Act.

5. PAYMENT OF EXPENSES. The Company agrees with the Placement Agent to pay (a) the costs incident to the authorization, issuance, sale, preparation and delivery of the Stock to the Purchasers and any taxes payable in that connection; (b) the costs incident to the Registration of the Stock under the Securities Act; (c) the costs incident to the preparation, printing and distribution of the Registration Statement, Base Prospectus and Prospectus Supplement and any amendments and exhibits thereto or any document incorporated by reference therein, and the costs of printing, reproducing and distributing, this Agreement by mail, telex or other means of communication; (d) the fees and expenses (including related reasonable fees and actual out-of-pocket expenses of counsel for the Placement Agent) incurred in connection with filings, if any, made with the NASD; (e) any applicable listing or other fees; (f) the fees and expenses of qualifying the Stock under the securities laws of the several jurisdictions as provided in Section 4(f) and of preparing, printing and distributing Blue Sky Memoranda (including related reasonable fees and actual out-of-pocket expenses of counsel to the Placement Agent); (g) all fees and expenses of the registrar and transfer agent of the Stock; and (h) all other costs and expenses incident to the performance of the obligations of the Company under this Agreement (including, without limitation, the fees and expenses of the Company's counsel and the Company's independent accountants); provided that, except as otherwise provided in this Section 5 and in Section 9, the Placement Agent shall pay its own costs and expenses, including the fees and expenses of its counsel.

6. CONDITIONS TO THE OBLIGATIONS OF THE PLACEMENT AGENT AND THE SALE OF THE STOCK. The obligations of the Placement Agent and the closing of the sale of the Stock hereunder are subject to the accuracy, when made and on the Closing Date, of the representations and warranties on the part of the Company and its subsidiary contained herein, to the accuracy of the statements of the Company and its subsidiary made in any certificates pursuant to the provisions hereof, to the performance by the Company and its subsidiary in all material respects to the extent not otherwise qualified by materiality, and in all respects to the extent qualified by materiality, of their obligations hereunder, and to each of the following additional terms and conditions:

         (a) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been initiated or threatened by the Commission, and any request for additional information on the part of the Commission (to be included in the Registration Statement, the Base Prospectus or the Prospectus Supplement or otherwise) shall have been complied with to the reasonable satisfaction of the Placement Agent. Any filings required to be made by the Company in accordance with Section 4(a) shall have been timely filed with the Commission.

         (b) The Placement Agent shall not have discovered and disclosed to the Company on or prior to the Closing Date that the Registration Statement, the Base Prospectus or the Prospectus Supplement or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of counsel for the Placement Agent, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

         (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of each of this Agreement, the Stock, the Registration Statement, the Base Prospectus and the Prospectus Supplement and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Placement Agent, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

         (d) Morgan, Lewis & Bockius LLP shall have furnished to the Placement Agent, such counsel's written opinion, as counsel for the Company, addressed to the Placement Agent and the Purchasers and dated the Closing Date in form and substance reasonably satisfactory to the Placement Agent, to the effect that:

                           (i) the Company and its subsidiary are validly
                  existing as corporations in good standing or subsisting, as the case may be, under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in the respective jurisdictions listed on Exhibit E hereto, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged as described in the Base Prospectus and the Prospectus Supplement, except where the failure to so qualify or have such power or authority would not have, singularly or in the aggregate, a Material Adverse Effect;

                           (ii) the Company has the authorized capitalization as
                  set forth in the Base Prospectus as supplemented by the Prospectus Supplement, and the Stock when issued and delivered to and paid for by the purchasers thereof as contemplated by this Agreement, will be duly and validly authorized and issued, fully paid and non-assessable and will conform to the description thereof contained in the Base Prospectus as supplemented by the Prospectus Supplement;

                           (iii) to the knowledge of such counsel, all the
                  outstanding shares of capital stock of the subsidiary of the Company are, except to the extent set forth in the Base Prospectus and the Prospectus Supplement, owned directly by the Company, free and clear of any claim, lien, encumbrance, security interest, restriction upon voting or transfer or any other claim of any third party;

                           (iv) other than such rights as have been waived by
                  the holders thereof, there are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any shares of the Stock pursuant to the Company's charter or by laws or any agreement or other instrument known to such counsel;

                           (v) this Agreement, the Placement Agent's Warrant and
                  the Subscription Agreements have been duly authorized, executed and delivered by the Company;

                           (vi) the execution, delivery and performance of this
                  Agreement, the Placement Agent's Warrant and the Subscription Agreements by the Company and the consummation by the Company of the transactions contemplated hereby and thereby will not conflict in any material respect with or result in a material breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument filed as an exhibit to the Registration Statement or to any of the Incorporated Documents to which the Company or its subsidiary is a party or by which the Company or its subsidiary is bound or to which any of the property or assets of the Company or its subsidiary is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or its subsidiary or any statute, law, rule or regulation or, to the knowledge of such counsel, any judgment, order or decree of any court or governmental agency or body having jurisdiction over the Company or its subsidiary or any of their properties or assets;

                           (vii) the Registration Statement was declared
                  effective under the Securities Act as of the date and time specified in such opinion, the Prospectus Supplement was filed with the Commission pursuant to the subparagraph of Rule 424(b) of the Rules and Regulations specified in such opinion on the date specified therein and no stop order suspending the effectiveness of the Registration Statement has been issued and, to the knowledge of such counsel, no proceeding for that purpose is pending or threatened by the Commission;

                           (viii) except for the registration of the Stock and
                  the Warrant Stock under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Stock and the Warrant Stock, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby;

                           (ix) to such counsel's knowledge no person or entity
                  has the right to require registration of shares of Common Stock or other securities of the Company because of the filing or effectiveness of the Registration Statement, the completion of the Offering or otherwise, except for persons and entities who have expressly waived such right or who have been given proper notice and have failed to exercise such right within the time or times required under the terms and conditions of such right;

                           (x) the statements in the Base Prospectus and the
                  Prospectus Supplement (other than the financial statements and related schedules and other financial and statistical data contained therein, as to which such counsel need express no opinion) under the headings "Our Company," "Recent Developments," "Risk Factors," "Securities Offered by this Prospectus" and "Plan of Distribution," Item 15 of Part II of the Registration Statement, and in the Company's Annual Report on Form 10-K for the year ended December 31, 2002 under Item 1, "Business," to the extent that they constitute summaries of matters of law or regulation or legal conclusions, have been reviewed by such counsel and fairly present the matters described therein in all material respects;

                           (xi) to such counsel's knowledge and other than as
                  set forth in the Base Prospectus and the Prospectus Supplement, there are no legal or governmental proceedings pending to which the Company or its subsidiary is a party or of which any property or asset of the Company or its subsidiary is the subject which, singularly or in the aggregate, if determined adversely to the Company or its subsidiary, would prevent or adversely affect the ability of the Company to perform its obligations under this Agreement; and, to such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                           (xii) The descriptions of the following contracts of
                  the Company (other than the financial statements and related schedules and other financial and statistical data contained therein, as to which we express no opinion) contained in the Base Prospectus, Prospectus Supplement or the Registration Statement or in the Incorporated Documents are accurate in all material respects and fairly present the information shown:
                  (i) the 1997 Sponsored Research Agreement between the Company and Princeton University, as amended, (ii) the 1997 Amended License Agreement between the Company, Princeton University and the University of Southern California, as amended, (iii) the License Agreement between the Company and Motorola, Inc., dated as of September 29, 2000, (iv) the Development and License Agreement dated as of October 1, 2000 by and between PPG Industries, Inc. and the Company, as amended, and the related Supply Agreement between PPG Industries, Inc. and the Company, also dated October 1, 2000 (v) the Development and License Agreement, dated July 19, 2000, between Aixtron AG and the Company, (vi) the Securities Purchase Agreement, dated as of August 22, 2001, among the Company, Pine Ridge Financial Inc. and Strong River Investments, Inc., as amended, (vii) the Voting Agreement, dated as of August 22, 2002, among the Company, Pine Ridge Financial Inc. and Strong River Investments, Inc., as amended, (viii) the Convertible Promissory Note, dated as of August 22, 2001, payable to the order of Pine Ridge Financial Inc. and (ix) the Convertible Promissory Note, dated as of August 22, 2001, payable to the order of Strong River Investments, Inc.

                           (xiii) the Registration Statement, as of its
                  effective date, the Base Prospectus, as of its date and the Prospectus Supplement, as of its date, and any further amendments or supplements thereto, as of their respective dates, made by the Company prior to the Closing Date (other than the financial statements and related schedules and other financial and statistical data contained therein, as to which such counsel need express no opinion) complied as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations, and the Incorporated Documents and any further amendment or supplement to any such incorporated document made by the Company prior to the Closing Date (other than the financial statements and related schedules and other financial and statistical data contained therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and

                           (xiv) neither the Company nor its subsidiary is, or
                  after giving effect to the offering and sale of the Stock and the application of the proceeds thereof as described in the Base Prospectus and the Prospectus Supplement, will be, an "investment company" as defined in the Investment Company Act of 1940, as amended.

                  Such counsel shall also have furnished to the Placement Agent a written statement, addressed to the Placement Agent and the Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Placement Agent, to the effect that (x) such counsel has acted as counsel to the Company in connection with the preparation of the Registration Statement and the Base Prospectus, (y) such counsel participated in conferences with officers and other representatives of the Company and the auditors of the Company in connection with the preparation of the Registration Statement and the Base Prospectus, and conferences with the Placement Agent and its counsel, and the auditors, officers and other representatives of the Company, in connection with the preparation of the Prospectus Supplement and (z) although such counsel need not pass upon or assume responsibility for the accuracy, completeness or fairness of the statements included in the Registration Statement, the Base Prospectus or the Prospectus Supplement (and such counsel may rely as to materiality to a large extent upon discussions with and opinions of the officers and other representatives of the Company) nothing has come to the attention of such counsel to cause such counsel to believe that the Registration Statement, as of its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Base Prospectus and the Prospectus Supplement, taken together, as of the date of the Prospectus Supplement and the date of such statement, contained or contain any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; it being understood that such counsel need express no opinion as to the financial statements and related schedules or other financial or statistical data contained in the Registration Statement, the Base Prospectus or the Prospectus Supplement.

         (e) The Placement Agent shall have received from Brown Raysman Millstein Felder & Steiner LLP, such opinion or opinions, dated the Closing Date and addressed to the Placement Agent, with respect to the issuance and sale of the Stock, the Registration Statement, the Base Prospectus, the Prospectus Supplement (together with any supplement thereto) and other related matters as the Placement Agent may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

         (f) The Company shall have furnished to the Placement Agent and the Purchasers a certificate, dated the Closing Date, executed by its Chairman of the Board, Chief Executive Officer, Chief Operating Officer or a Vice President and its Chief Financial Officer stating that (i) such officers have examined the Registration Statement, the Base Prospectus and the Prospectus Supplement and, in their opinion, the Registration Statement as of its effective date and the Prospectus Supplement (taken together with the Base Prospectus), as of the date of the Prospectus Supplement and the date of such certificate, did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of the Prospectus Supplement, taken together with the Base Prospectus, in light of the circumstances in which such statements were made), (ii) since the effective date of the Registration Statement no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement, the Base Prospectus or the Prospectus Supplement and which has not been so set forth, (iii) to their knowledge after reasonable investigation, as of the Closing Date, the representations and warranties of the Company and its subsidiary in this Agreement are true and correct and the Company and its subsidiary have complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, and (iv) subsequent to the date of the most recent financial statements included or incorporated by reference in the Base Prospectus and the Prospectus Supplement, there has been no material adverse change in the financial position or results of operation of the Company and its subsidiary, or any change, or any development including a prospective change, in or affecting the condition (financial or otherwise), results of operations, business or prospects of the Company and its subsidiary taken as a whole, except as set forth in the Base Prospectus and the Prospectus Supplement.

         (g) At the time of the execution of this Agreement, the Placement Agent shall have received from KPMG LLP a letter, addressed to the Placement Agent and the Purchasers and dated such date, in form and substance reasonably satisfactory to the Placement Agent (i) confirming that they are independent certified public accountants with respect to the Company within the meaning of the Securities Act and the Rules and Regulations and (ii) stating the conclusions and findings of such firm with respect to the financial statements and certain financial information contained or incorporated by reference in the Base Prospectus and the Prospectus Supplement.

         (h) On the Closing Date, the Placement Agent shall have received a letter (the "bring-down letter") from KPMG LLP addressed to the Placement Agent and dated the Closing Date confirming, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Base Prospectus and the Prospectus Supplement as of a date not more than three Business Days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by its letter delivered to the Placement Agent concurrently with the execution of this Agreement pursuant to Section 6(g).

         (i) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Base Prospectus and the Prospectus Supplement any loss or interference with its business from fire, explosion, flood, terrorist act or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in or contemplated by the Base Prospectus and the Prospectus Supplement, and
         (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the business, general affairs, management, financial position, stockholders' equity, results of operations or prospects of the Company and its subsidiaries, otherwise than as set forth in or contemplated by the Base Prospectus and the Prospectus Supplement, the effect of which, in any such case described in clause
         (i) or (ii), is, in the judgment of the Placement Agent, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Stock on the terms and in the manner contemplated by the Base Prospectus and the Prospectus Supplement.

         (j) The Stock and Warrant Stock shall have been listed and authorized for trading on the Nasdaq National Market, and satisfactory evidence of such actions shall have been provided to the Placement Agent.

         (k) At the Execution Time, the Company shall have furnished to the Placement Agent a letter substantially in the form of Exhibit D hereto from each executive officer and director of the Company and the stockholders listed on Exhibit C hereto.

         (l) Subsequent to the execution and delivery of this Agreement, there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, the Nasdaq National Market or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum or maximum prices or maximum ranges for prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, (iii) the United States shall have become engaged in hostilities in which it is not currently engaged or the subject of an act of terrorism, there shall have been an escalation in existing hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the sole judgment of the Placement Agent, impracticable or inadvisable to proceed with the sale or delivery of the Stock on the terms and in the manner contemplated by the Base Prospectus and the Prospectus Supplement.

         (m) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would, as of the Closing Date, prevent the issuance or sale of the Stock; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance or sale of the Stock.

         (n) The Company shall have prepared and filed with the Commission a Current Report on Form 8-K with respect to the Offering, including as an exhibit thereto the Placement Agent Agreement and any other documents relating thereto.

         (o) The Company shall have entered into Subscription Agreements with each of the Purchasers and such agreements shall be in full force and effect.

         (p) The Company shall have issued and delivered the Placement Agent's Warrant to SG Cowen.

         (q) Prior to the Closing Date, the Company shall have furnished to SG Cowen such further information, certificates and documents as SG Cowen may reasonably request.

         All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Placement Agent.

7. INDEMNIFICATION AND CONTRIBUTION.

         (a) The Company shall indemnify and hold harmless the Placement Agent, its officers, employees, representatives and agents and each person, if any, who controls the Placement Agent within the meaning of the Securities Act (collectively the "Placement Agent Indemnified Parties" and each a "Placement Agent Indemnified Party") against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which that Placement Agent Indemnified Party may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Base Prospectus, the Registration Statement or the Prospectus Supplement or in any amendment or supplement thereto, (ii) the omission or alleged omission to state in the Base Prospectus, the Registration Statement or the Prospectus Supplement or in any amendment or supplement thereto a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any act or failure to act, or any alleged act or failure to act, by the Placement Agent in connection with, or relating in any manner to, the Stock or the Offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above; (provided that the Company shall not be liable in the case of any matter covered by this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such act or failure to act undertaken or omitted to be taken by such Placement Agent through its gross negligence or willful misconduct) and shall reimburse each Placement Agent Indemnified Party promptly upon demand for any legal or other expenses reasonably incurred by that Placement Agent Indemnified Party in connection with investigating or preparing to defend or defending against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon (i) an untrue statement or alleged untrue statement in or omission or alleged omission from the Base Prospectus, the Registration Statement or the Prospectus Supplement or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company through the Placement Agent specifically for use therein, which information the parties hereto agree is limited to the Placement Agent's Information (as defined in Section 15). This indemnity agreement is not exclusive and will be in addition to any liability, which the Company might otherwise have and shall not limit any rights or remedies which may otherwise be available at law or in equity to each Placement Agent Indemnified Party.

         (b) The Placement Agent shall indemnify and hold harmless the Company its officers, employees, representatives and agents, each of its directors and each person, if any, who controls the Company within the meaning of the Securities Act (collectively the "Company Indemnified Parties" and each a "Company Indemnified Party") against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company Indemnified Parties may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Base Prospectus, the Registration Statement or the Prospectus Supplement or in any amendment or supplement thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but with respect to each of clause (i) and this clause (ii) only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through the Placement Agent specifically for use therein, or
         (iii) any act or failure to act, or any alleged act or failure to act, by the Placement Agent in connection with, or relating in any manner to, the Stock or the Offering contemplated hereby to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such act or failure to act undertaken or omitted to be taken by such Placement Agent through its gross negligence or willful misconduct, and shall reimburse the Company Indemnified Parties promptly upon demand for any legal or other expenses reasonably incurred by such parties in connection with investigating or preparing to defend or defending against or appearing as third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided that the parties hereto hereby agree that such written information provided by the Placement Agent consists solely of the Placement Agent's Information. This indemnity agreement is not exclusive and will be in addition to any liability, which the Placement Agent and the Purchasers might otherwise have and shall not limit any rights or remedies which may otherwise be available at law or in equity to the Company Indemnified Parties. Notwithstanding the provisions of this Section 7(b), in no event shall any indemnity under this Section 7(b) exceed the total compensation received by the Placement Agent in accordance with Section 1(e).

         (c) Promptly after receipt by an indemnified party under this Section 7 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 7 except to the extent it has been materially prejudiced by such failure; and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 7. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 7 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment thereof has been specifically authorized by the indemnifying party in writing, (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel or (iii) the indemnifying party has failed to assume the defense of such action in a reasonably prompt manner and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties, which firm shall be designated in writing by the Placement Agent, if the indemnified parties under this Section 7 consist of any Placement Agent Indemnified Party, or by the Company if the indemnified parties under this Section 7 consist of any Company Indemnified Parties. Each indemnified party, as a condition of the indemnity agreements contained in Sections 7(a) and 7(b) shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. Subject to the provisions of Section 7(d) below, no indemnifying party shall be liable for any settlement, compromise or the consent to the entry of judgment in connection with any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action other than a judgment entered with the consent of such indemnified party, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

         (d) If at any time an indemnified party shall have requested that an indemnifying party reimburse the indemnified party for reasonable fees and actual out-of-pocket expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by this Section 7 effected without its written consent if
         (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the request for reimbursement, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

         (e) If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under
         Section 7(a) or 7(b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Placement Agent on the other from the offering of the Stock or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Placement Agent on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Placement Agent on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Stock purchased under this Agreement (before deducting expenses) received by the Company bears to the total compensation received by the Placement Agent with respect to the Stock purchased under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Placement Agent on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission; provided that the parties hereto agree that the written information furnished to the Company by the Placement Agent for use in the Prospectus Supplement consists solely of the Placement Agent's Information. The Company and the Placement Agent agree that it would not be just and equitable if contributions pursuant to this Section 7(e) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this
         Section 7(e) shall be deemed to include, for purposes of this Section 7(e), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7(e), the Placement Agent shall not be required to contribute any amount in excess of the amount by which the total price at which the Stock was offered and sold to the public less the amount of any damages which such Placement Agent has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

8. TERMINATION. This Agreement may be terminated by the Placement Agent in its absolute discretion by notice given to the Company if, at any time after the execution and delivery of this Agreement and prior to the Closing Date: (a) in the judgment of the Placement Agent there shall have occurred any Material Adverse Effect; or (b) any of the events described in Sections 6(i) or 6(l) have occurred, and such event singly or together with any other event, makes it, in the Placement Agent's judgment, impracticable or inadvisable to market the Stock in the manner and on the terms contemplated in the Base Prospectus and the Prospectus Supplement. Any termination pursuant to this Section 8 shall be without liability on the part of any party hereto to any other party except that the provisions of Sections 5, 7 and 9 shall at all times be effective and shall survive such termination.

9. REIMBURSEMENT OF PLACEMENT AGENT'S EXPENSES. If the sale of the Stock provided for herein is not consummated because any condition to the obligations of the Placement Agent and the Purchasers set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 8 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by the Placement Agent, the Company will reimburse the Placement Agent upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by the Placement Agent in connection with this Agreement and the proposed purchase and sale of the Stock and, upon demand, the Company shall pay the full amount thereof to SG Cowen.

10. SUCCESSORS; PERSONS ENTITLED TO BENEFIT OF AGREEMENT. This Agreement shall inure to the benefit of and be binding upon the Placement Agent, the Purchasers, the Company, and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person other than the persons mentioned in the preceding sentence any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person; except that the representations, warranties, covenants, agreements and indemnities of the Company contained in this Agreement shall also be for the benefit of the Placement Agent Indemnified Parties, and the indemnities of the Placement Agent shall also be for the benefit of the Company Indemnified Parties. It is understood that the Placement Agent's responsibility to the Company is solely contractual in nature and the Placement Agent does not owe the Company, or any other party, any fiduciary duty as a result of this Agreement.

11. SURVIVAL OF INDEMNITIES, REPRESENTATIONS, WARRANTIES, ETC. The respective indemnities, covenants, agreements, representations, warranties and other statements of the Company and the Placement Agent, as set forth in this Agreement and in that certain letter agreement, dated August 5, 2003 between the Company and the Placement Agent (the "Engagement Letter"), or made by them respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation made by or on behalf of the Placement Agent, the Company, or any person controlling any of them and shall survive delivery of and payment for the Stock. To the extent that any provision of the Engagement Letter conflicts with the terms of this Agreement, the terms of this Agreement shall govern.

12. NOTICES. All statements, requests, notices and agreements hereunder shall be in writing, and:

         (a) if to the Placement Agent, shall be delivered or sent by mail, telex or facsimile transmission to SG Cowen Securities Corporation, 1221 Avenue of the Americas, New York, New York 10020, Attention: Jorge Pedreira, Esq. (Fax: 212-278-7995), with a copy to: Brown Raysman Millstein Felder & Steiner LLP, 900 Third Avenue, New York, New York 10022, Attention: Stuart Bressman, Esq. (Fax: 212-895-2900).

         (b) if to the Company shall be delivered or sent by mail, telex or facsimile transmission to Universal Display Corporation, 375 Phillips Boulevard, Ewing, New Jersey 08618, Attention: Scott Bovino (Fax:
         609-671-0995), with a copy to: Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103, Attention: Richard A. Silfen, Esq. (Fax: 215-963-5001).

13. DEFINITIONS OF CERTAIN TERMS. The terms which follow, when used in this Agreement, shall have the meanings indicated.

                  "Business Day" shall mean any day other than a Saturday, a Sunday, a legal holiday, a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City or any day on which the Nasdaq National Market is not open for trading.

                  "Effective Date" shall mean each date and time that the Registration Statement (and any post-effective amendment or amendments thereto) became or becomes effective.

                  "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

                  "Interference Proceeding" shall have the meaning set forth in 35 U.S.C.ss.135.

                  "To the Company's knowledge" shall mean that which the officers listed on Exhibit F attached hereto or directors of the Company know or should have known using the exercise of reasonable due diligence in the course of performing their duties on behalf of the Company.

                  For purposes of Section 2(d) of this Agreement, the term "prospects" shall mean the prospects of the Company as described in or contemplated by the Registration Statement, the Base Prospectus or the Prospectus Supplement.

14. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

15. PLACEMENT AGENT'S INFORMATION. The parties hereto acknowledge and agree that, for all purposes of this Agreement, the Placement Agent's Information consists solely of the statements concerning the Placement Agent contained in the first paragraph under the heading "Plan of Distribution" in the Prospectus Supplement.

16. PARTIAL UNENFORCEABILITY. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

17. GENERAL. Except as set forth in Section 11, this Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. In this Agreement, the masculine, feminine and neuter genders and the singular and the plural include one another. The section headings in this Agreement are for the convenience of the parties only and will not affect the construction or interpretation of this Agreement. This Agreement may be amended or modified, and the observance of any term of this Agreement may be waived, only by a writing signed by the Company and the Placement Agent.

18. COUNTERPARTS. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         If the foregoing is in accordance with your understanding of the agreement between the Company and the Placement Agent, kindly indicate your acceptance in the space provided for that purpose below.

                                            Very truly yours,


                                            UNIVERSAL DISPLAY CORPORATION


                                            By:/S/ Sidney D. Rosenblatt
                                               ---------------------------------
                                                Name:  Sidney D. Rosenblatt
                                                Title: Executive Vice President,
                                                       Chief Financial Officer,
                                                       Secretary and Treasurer



Accepted as of
the date first above written:

SG COWEN SECURITIES CORPORATION


By:  /S/ Richard E. Gormley
     -------------------------------
     Name:  Richard E. Gormley
     Title: Managing Director

                                    Exhibit A

                         Form of Subscription Agreement

                                    Exhibit B

                        Form of Placement Agent's Warrant

                                    Exhibit C

                   Stockholders Subject to Lock-Up Agreements




Lori Rubenstein (1)

Scott Seligsohn (1)

Clifford D. Schlesinger (2)



-------------------------
(1) In their individual capacities and in their capacities as trustees of certain trusts.
(2) Solely in his capacity as trustee of certain trusts.

                                    Exhibit D


                            Form of Lock-Up Agreement

                                    Exhibit E


                                  Jurisdictions



Universal Display Corporation

Domicile:  Pennsylvania

Foreign Qualification:  New Jersey



UDC, Inc.

Domicile:  New Jersey

Foreign Qualification:  Idaho, Pennsylvania



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


                                    Exhibit F


                                    Officers

---------------------------------------  ---------------------------------------
Name                                     Title
---------------------------------------  ---------------------------------------
Sherwin I. Seligsohn                     Chairman of the Board and Chief
                                         Executive Officer
---------------------------------------  ---------------------------------------
Steven V. Abramson                       President and Chief Operating Officer
---------------------------------------  ---------------------------------------
Sidney D. Rosenblatt                     Executive Vice President, Chief
                                         Financial Officer, Secretary and
                                         Treasurer
---------------------------------------  ---------------------------------------
Julie J. Brown                           Vice President and Chief Technical
                                         Officer
---------------------------------------  ---------------------------------------
Scott C. Bovino                          Vice President and General Counsel
---------------------------------------  ---------------------------------------
Ronald J. Campbell                       Vice President, Intellectual Property
---------------------------------------  ---------------------------------------
Michael Hack                             Vice President, Strategic Product
                                         Development
---------------------------------------  ---------------------------------------
Janice K. Mahon                          Vice President, Technology
                                         Commercialization
---------------------------------------  ---------------------------------------





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